First Quarter Investor Presentation May 4, 2023

Safe Harbor Disclosure 2  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements included in this presentation are based on our current beliefs, assumptions and expectations of our future performance. Forward-looking statements are not predictions of future events. Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are currently known to us or reasonably expected to occur at this time. If a change in our beliefs, assumptions or expectations occurs, our business, financial condition, liquidity and results of operations may vary materially from the forward-looking statements included in this presentation. Forward-looking statements are subject to risks and uncertainties, including, among other things, those resulting from the pandemic caused by Covid-19 or one its variants and those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.greatajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties and factors that could cause actual results to differ materially from the forward-looking statements included in this presentation may be described from time to time in reports we file with the SEC. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of March 31, 2023. Past performance is neither indicative nor a guarantee of future results.

Business Overview 3  Leverage longstanding relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers and in joint venture investments with institutional investors – Acquisitions made in 378 transactions since inception. Three transactions closed in Q1 2023  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager – Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 9.6% and hold warrants to purchase up to an additional 12% of our affiliated servicer – Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  We use modest mark to market leverage to fund our investments in debt securities and primarily non mark to market leverage to fund our mortgage portfolio  As of March 31, 2023, we own a 22.0% equity interest in Gaea Real Estate Corp. (“GAEA”), an equity REIT that invests in multifamily properties with a focus on property appreciation and triple net lease vet clinics

Highlights – Quarter Ended March 31, 2023 4  Interest income of $18.5 million; net interest income of $3.5 million  Net loss attributable to common stockholders of $(7.9) million  Operating loss of $(2.1) million  Earnings per share ("EPS") per basic common share was a loss of $(0.34)  Operating loss per basic common share of $(0.09)1  Taxable income of $0.05 per share attributable to common stockholders after payment of dividends on our preferred stock  Book value per common share of $12.58 at March 31, 2023  Refinanced three joint ventures with $205.1 million in unpaid principal balance ("UPB") of mortgage loans with collateral values of $497.4 million and retained $16.1 million of varying classes of related securities issued by the joint venture and sold a single debt security with a carrying value of $30.2 million to end the quarter with $356.0 million of investments in debt securities and beneficial interests  Collected total cash of $43.6 million from loan payments, sales of real estate owned ("REO") properties and collections from investments in debt securities and beneficial interests  Held $49.4 million of cash and cash equivalents at March 31, 2023; average daily cash balance for the quarter was $50.9 million  As of March 31, 2023, approximately 81.3% of our portfolio (based on UPB at the time of acquisition) made at least 12 out of the last 12 payments 1 Operating loss, a non-GAAP financial measure which adjusts GAAP earnings by removing gains and losses as well as certain other non-core income and expenses and preferred dividends. We consider Operating loss to provide a useful measure for comparing the results of our ongoing operations over multiple quarters.

Loan Portfolio Overview – as of March 31, 2023 5 $1,007.5 MM RPL1,3,5: $898.1 MM NPL2,5 : $109.4 MM $2,137.1 MM RPL1,5 : $ 1,923.0 MM NPL2,5: $ 208.5 MM REO 4 : $ 5.6 MM 89% 11% Unpaid Principal Balance RPL NPL 89.9% 9.8% 0.3% Property Value RPL NPL REO 1 Re-performing loans ("RPL") 2 Non-performing loans (“NPL") 3 Includes $0.95 million UPB in joint ventures with third party institutional accredited investors that are required to be consolidated for GAAP 4 REO value is presented at estimated property fair value less expected liquidation costs 5 RPL and NPL statuses remain constant based on initial purchase status

Loan Portfolio Growth 6  RPL UPB includes $13.8 million of SBC loans, which are performing loans.  RPL status stays constant based on initial purchase status $1,427 $1,171 $1,156 $987 $898 $1,969 $1,864 $1,943 $1,961 $1,923 $1,230 $1,023 $990 $876 $812 0 500 1,000 1,500 2,000 2,500 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 M ill io ns Re-performing Loans UPB Property Value Price

Loan Portfolio Growth 7  NPL status stays constant based on initial purchase status $44 $37 $45 $124 $109 $58 $53 $72 $212 $208 $32 $27 $35 $111 $98 0 50 100 150 200 250 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 M ill io ns Non-performing Loans UPB Property Value Price

Portfolio Concentrated in Attractive Markets 8 Clusters of loans in attractive, densely populated markets Stable liquidity and home prices Approximately 78% of the portfolio in our target markets Target States Target Markets Los Angeles San Diego Dallas Portland Phoenix Washington DC Metro Area Atlanta Orlando Tampa Miami, Ft. Lauderdale, W. Palm Beach New York / New Jersey Metro Area REIT, Servicer & Manager Headquarters Property Management Business Management Houston Charlotte

Portfolio Migration 9  24 for 24: Loans that have made at least 24 of the last 24 payments, or for which the full dollar amount to cover at least 24 payments has been made in the last 24 months  12 for 12: Loans that have made at least 12 of the last 12 payments, or for which the full dollar amount to cover at least 12 payments has been made in the last 12 months  7 for 7: Loans that have made at least 7 of the last 7 payments, or for which the full dollar amount to cover at least 7 payments has been made in the last 7 months  NPL: <1 full payment in the last three months

Subsequent Events 10 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change.  Acquisitions Under Contract1  RPL  UPB: $18.1MM  Collateral Value: $27.6MM  Price/UPB: 82.9%  Price/Collateral Value: 54.3%  74 loans in 2 transactions  Acquisitions Closed since 3/31/2023  RPL  UPB: $265.9k  Collateral Value: $416.4k  Price/UPB: 58.1%  Price/Collateral Value: 37.1%  2 loans in 1 transaction  A dividend of $0.20 per share, to be paid on May 31, 2023 to common stockholders of record as of May 15, 2023

Financial Metrics 11 1Includes the impact of the credit loss expense 2Interest income on debt securities is net of servicing fee 3Includes the impact of the net decrease in the net present value of expected credit losses on mortgage loans and beneficial interests 4Excludes the impact of convertible and unsecured debt

Securities and Loan Repurchase Agreement Funding 12 1As of March 31, 2023 and December 31, 2022 balances contain no bonds from consolidated joint ventures 2Securities retained from our wholly owned secured borrowings and eliminated in our consolidated balance sheet 3All debt securities repurchase agreement funding is mark to market

Consolidated Statements of Income 13

Consolidated Balance Sheets 14

Consolidated Balance Sheets Footnotes 15 1. Mortgage loans held-for-investment, net include $664.2 million and $675.8 million of loans at March 31, 2023 and December 31, 2022, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans held-for-investment, net include $4.3 million and $6.1 million of allowance for expected credit losses at March 31, 2023 and December 31, 2022, respectively. 2. As of both March 31, 2023 and December 31, 2022, balances for Mortgage loans held-for-investment, net include $0.9 million from a 50.0% owned joint venture, which we consolidate under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). 3. Real estate owned properties, net, are presented net of valuation allowances of $0.8 million and $0.7 million at March 31, 2023 and December 31, 2022, respectively. 4. Investments in securities available-for-sale (“AFS”) are presented at fair value. As of March 31, 2023, Investments in securities AFS include an amortized cost basis of $157.3 million and a net unrealized loss of $10.9 million. As of December 31, 2022, Investments in securities AFS include an amortized cost basis of $282.7 million and net unrealized loss of $25.6 million. 5. On January 1, 2023, we transferred certain of our Investments in securities AFS to held-to-maturity (“HTM”) due to European risk retention regulations. Investments in securities HTM includes an allowance for expected credit losses of zero and remaining discount of $8.9 million related to the unamortized unrealized loss in AOCI from transfer at March 31, 2023. 6. Investments in beneficial interests includes allowance for expected credit losses of zero at both March 31, 2023 and December 31, 2022. 7. Secured borrowings, net are presented net of deferred issuance costs of $4.3 million at March 31, 2023 and $4.7 million at December 31, 2022. Convertible senior notes, net are presented net of deferred issuance costs of $0.1 million and $0.3 million at March 31, 2023 and December 31, 2022, respectively. Notes payable, net are presented net of deferred issuance costs and discount of $3.7 million at March 31, 2023 and $4.0 million at December 31, 2022. 8. $25.00 liquidation preference per share, 424,949 shares issued and outstanding at both March 31, 2023 and December 31, 2022. 9. $25.00 liquidation preference per share, 1,135,590 shares issued and outstanding at both March 31, 2023 December 31, 2022. 10. 125,000,000 shares authorized, 23,509,446 shares issued and outstanding at March 31, 2023 and 23,130,956 shares issued and outstanding at December 31, 2022. 11. As of March 31, 2023, non-controlling interests includes $1.0 million from a 50.0% owned joint venture, $1.0 million from a 53.1% owned subsidiary and $0.1 million from a 99.9% owned subsidiary. As of December 31, 2022, non-controlling interests includes $1.0 million from a 50.0% owned joint venture, $1.1 million from a 53.1% owned subsidiary and $0.1 million from a 99.9% owned subsidiary which we consolidate under U.S. GAAP.

Consolidated Operating Income 16

Book Value Per Share 17